--------------------------------------------------------------------------------

Managed
HIGH INCOME

Portfolio Inc.

            --------------------------------------------------------

                                [GRAPHIC OMITTED]

            --------------------------------------------------------

                                                                          Annual

                                                                          Report

                                                               February 28, 2001

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Managed
                                                       HIGH INCOME
                                                            PORTFOLIO INC.

LETTER TO
SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to provide the annual report for the Managed High Income Portfolio Inc. ("Fund") for the period ended February 28, 2001. In this report, we summarize what we believe to be the prevailing economic and market conditions and outline our investment strategy during the period. We hope you find this report to be useful and informative.

      During the year, the Fund distributed income dividends totaling $0.98 per share. The table below shows the Fund's annualized distribution rate and 12-month total return based on the Fund's net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(1)

           Price             Annualized             12-Month
         Per Share        Distribution Rate(2)   Total Return(2)
        ------------      --------------------   ---------------
        $8.84 (NAV)              11.13%              (1.06)%
        $9.00 (NYSE)             10.93%               24.22%

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand of the Fund's shares.
(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.082 for 12 months. This rate is as of March 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

      The Fund returned negative 1.06% based on NAV for the year ended February 28, 2001. In comparison, the Fund's Lipper Inc. ("Lipper")(3) peer group of funds returned negative 15.43% based on NAV for the same period.

Market and Economic Overview

      The high-yield bond market recovery, which began in December 2000, continued in February 2001 as investors anticipated further cuts in short-term interest rates by the Federal Reserve Board ("Fed"). The next Fed meeting takes place on March 20, 2001.(4) We believe based on the continued deterioration in the stock market as well as the continued decline in economic activity both domestically as well as abroad, the Fed may cut interest rates an additional 50 basis points.(5) The Fed has already aggressively cut both its federal funds rate ("fed funds rate")(6) and discount rate(7) by a total of 100 basis points in January 2001. These are the official rates that the Fed uses to conduct monetary policy in the U.S.

      In 1990, we saw a similar turn of events with the Fed reducing interest rates to stem an economic slowdown. Unfortunately in 1990 the Fed moved too slowly to prevent a recession from taking hold. Not surprisingly, the high-yield bond market has suffered similar price declines in 1999 and 2000 compared to 1989 and 1990. High-yield bond prices bottomed in November 1990 before staging a significant three-year recovery. It now appears that we may be poised for a meaningful recovery in high-yield bond prices over the next two to three years especially if the Fed follows through with its shift in monetary policy. In addition to the Fed interest rate cuts, the new Bush Administration just released its tax cut proposal, which may be retroactive to the beginning of 2001. Depending upon how the tax cuts are altered in Congress, this may also act as a modest support for the U.S. economy.

      During 1990, the U.S. economy was suffering from an economic recession in which the banking system was in significant disarray. The catalyst for the rebound in the market at that time was an easing of monetary policy by the Fed and the eventual recovery of the overall economy. The common denominator

----------
(3) Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the one-year period ended February 28, 2001, calculated among 7 funds in the high current yield funds category with reinvestment of dividends and capital gains excluding sales charges.
(4) On March 20, 2001, after this letter was written, the Fed cut interest rates by one-half percentage point.
(5)   A basis point is 0.01% or one one-hundredth of a percent.
(6) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(7) The discount rate is the interest rate the Fed charges member banks for loans, using government securities or eligible paper as collateral.

between the 1991 high-yield bond market recovery and the potential 2001 high-yield bond market recovery is the shift in Fed monetary policy. By lowering short-term interest rates the Fed is, in effect, injecting more liquidity into the financial system to stave off a severe recession. Based on the latest cuts in short-term interest rates, the Fed appears to be moving more aggressively this time given the significant vulnerability of the overall economy to the domestic stock market.

      And while no guarantees can be made, we believe the high-yield bond market bottomed in November 2000 and is now poised to outperform, at least over the next 12 to 24 months. Even though default rates have not yet peaked, we have observed that the high-yield bond market tends to anticipate the eventual recovery of the economy by about six to nine months. In fact, the high-yield bond market began to recover in late 1990 which was about six months in advance of the peak in overall default rates in the first half of 1991. Since we expect high-yield bond default rates to peak in the first half of 2001, we believe the high-yield bond market most likely bottomed at the end of 2000.

      At current median spread(8) levels of over 900 basis points above U.S. Treasuries, the high-yield bond market is clearly anticipating an economic recession in the U.S. Investor sentiment is negative at this time, which we view as a positive. Most of the bad news on slowing economic growth and corporate profits has already been discounted by the high-yield bond market.

      Most of the issues that are likely to default are already trading at severely distressed prices. Since we believe the Fed may continue to aggressively lower short-term interest rates over the next three to six months in order to stabilize the economy, we expect a continued improvement in the overall high-yield bond market in 2001 as the market further recovers in price. (Of course, there are no guarantees that this will in fact occur.)

      In addition, we believe this recovery may likely be punctuated by periodic corrections as investor sentiment swings back and forth over the state of the U.S. economy. The severe sell-off in the domestic and foreign stock markets in February and March may most likely limit (in the short term) the overall advance in the high-yield bond market as investors try to discern the economic consequences of a severe correction in the stock market. We are watching these developments very closely and are prepared to become more conservatively positioned if economic conditions begin to deteriorate sharply.

----------
(8) Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

      As previously mentioned, we reached yield spread levels exceeding 900 basis points above U.S. Treasuries in the last recession in 1990. For the year 2000 the high-yield market generated a negative total return of roughly 9.00% compared to positive total returns in the 10.00% to 20.00% range in the U.S. Treasury market and 10.50% to 15.00% in the investment-grade(9) corporate bond market.

      The best performing segment of the domestic bond market in 2000 was long-term U.S. Treasuries given their "safe haven" status. The government buy-back of long-term U.S. Treasuries also bolstered their performance even further last year. In the first two months of 2001, the high-yield bond market has generated total returns exceeding 8.00%. Lower quality issues outperformed higher quality issues so far in 2001. These issues were clearly oversold in late 2000 when the market bottomed. We would not be surprised to see some correction of high-yield bond prices in March, especially in light of the sell-off in the stock market.

      The lower to middle quality segments (Caa/CCC and B/B rated issues) of the high-yield bond market performed poorly in the past year because of a combination of increased defaults among the lesser quality credits as well as new issue supply pressures in B/B rated issues earlier in the year. The economic slowdown has been causing downward earnings revisions among the more economically sensitive companies.

      In January and February 2001, as money flowed back into the high-yield bond sector from opportunistic pension funds, insurance companies and astute individual investors adding to their high-yield mutual funds, the high-yield bond market had one of its strongest rallies rising over 8% in the first two months of the new year.

      In the near term, we will seek to continue to emphasize the less economically sensitive growth sectors and maintain a reasonable balance in overall credit quality while looking for opportunities in this volatile market. Furthermore, as the slowdown takes shape, we will most likely add to our cyclical exposure in companies that have the staying power to weather a recession. In addition, we may continue to invest in the deepest discount issues of the better quality companies in an effort to build as much price upside in the portfolios as possible.

----------
(9) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

Thank you for investing in the Managed High Income Portfolio Inc.

Sincerely,


/s/ Health B. McLendon               /s/ John C. Bianchi


Heath B. McLendon                    John C. Bianchi, C.F.A.
Chairman and                         Vice President and
Chief Executive Officer              Investment Officer

March 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 7 through 25 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of February 28, 2001 and is subject to change

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

      Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 41. Below is a short summary of how the Plan works.

Plan Summary

      If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

      The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

      If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

      If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      To find out more detailed information about the Plan and about how you can participate, please call PFPCGlobal Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--99.7%
----------------------------------------------------------------------------------------------------
Aerospace & Defense--1.0%
                                 BE Aerospace, Inc., Sr. Sub. Notes:
     1,350,000         B           8.000% due 3/1/08 ...............................    $  1,333,125
       990,000         B           9.500% due 11/1/08 ..............................       1,029,600
       975,000         B-        Dunlop Standard Aerospace, Sr. Notes,
                                   11.875% due 5/15/09 .............................       1,014,000
       310,000         B         Hexcel Corp., Sr. Sub. Notes,
                                   9.750% due 1/15/09 ..............................         296,050
----------------------------------------------------------------------------------------------------
                                                                                           3,672,775
----------------------------------------------------------------------------------------------------
Airlines--1.3%
     6,296,587         BB        Airplanes Pass Through Trust, Corporate
                                   Collateralized Mortgage Obligation,
                                   Series D, 10.875% due 3/15/19 ...................       4,698,073
----------------------------------------------------------------------------------------------------
Alternative Power Generation--3.9%
                                 AES Corp.:
                                   Sr. Notes:
     2,820,000         Ba1*          9.500% due 6/1/09 .............................       2,982,150
     1,140,000         Ba1*          9.375% due 9/15/10 ............................       1,197,000
     2,880,000         Ba3*        Sr. Sub. Notes, 10.250% due 7/15/06 .............       2,995,200
       920,000         Ba2*      AES Drax Energy Ltd., Secured Notes,
                                   11.500% due 8/30/10 (b) .........................       1,009,700
                                 Calpine Corp.:
     2,660,000         BB+         Lease Obligation Notes,
                                     9.000% due 7/15/18 (b) ........................       2,709,875
     3,550,000         BB+         Sr. Notes, 10.500% due 5/15/06 ..................       3,736,375
----------------------------------------------------------------------------------------------------
                                                                                          14,630,300
----------------------------------------------------------------------------------------------------
Aluminum--1.5%
                                 Kaiser Aluminum & Chemical:
                                   Sr. Notes:
       500,000         B             Series B, 10.875% due 10/15/06 ................         477,500
       445,000         B             Series D, 10.875% due 10/15/06 ................         424,975
     5,395,000         CCC+        Sr. Sub. Notes, 12.750% due 2/1/03 ..............       4,734,113
----------------------------------------------------------------------------------------------------
                                                                                           5,636,588
----------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                      7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Apparel--0.9%
                                 Levi Strauss Co.:
                                   Sr. Notes:
       520,000         BB-           11.625% due 1/15/08 (b) .......................    $    536,250
       300,000(EUR)    BB-           11.625% due 1/15/08 (b) .......................         284,845
       720,000         BB-         Sub. Notes, 7.000% due 11/1/06 ..................         630,000
                                 Tommy Hilfiger USA Inc.:
       675,000         BBB-        Sr. Notes, 6.850% due 6/1/08 ....................         570,375
       765,000         BBB-        Sub. Notes, 6.500% due 6/1/03 ...................         727,706
       550,000         B-        Tropical Sportswear International Corp.,
                                   Sr. Sub. Notes, 11.000% due 6/15/08 .............         528,000
----------------------------------------------------------------------------------------------------
                                                                                           3,277,176
----------------------------------------------------------------------------------------------------
Apparel-Retail--0.8%
       895,000         CCC+      J Crew Operating Group, Sr. Sub. Notes,
                                   10.375% due 10/15/07 ............................         827,875
                                 Saks Inc., Sr. Notes:
       700,000         BB+         7.000% due 7/15/04 ..............................         598,500
       980,000         BB+         7.250% due 12/1/04 ..............................         837,900
       660,000         BB+         8.250% due 11/15/08 .............................         544,500
----------------------------------------------------------------------------------------------------
                                                                                           2,808,775
----------------------------------------------------------------------------------------------------
Auto Parts: O.E.M.--0.1%
       575,000         B         Collins & Aikman Products, Sr. Sub. Notes,
                                   11.500% due 4/15/06 .............................         470,063
       125,000         B         Dura Operating Corp., Sr. Sub. Notes,
                                   9.000% due 5/1/09 ...............................         106,875
----------------------------------------------------------------------------------------------------
                                                                                             576,938
----------------------------------------------------------------------------------------------------
Automotive Aftermarket--0.1%
       560,000         BB-       Pep Boys Inc., Sr. Notes, 6.520% due 7/16/07 ......         457,800
----------------------------------------------------------------------------------------------------
Broadcasting--1.6%
     1,876,600         NR        AMFM Operating Inc., Debentures,
                                   Payment-in-kind, 12.625% due 10/31/06 ...........       2,092,409
     2,750,000         BBB-      Liberty Media, Sr. Notes, 8.250% due 2/1/30 .......       2,554,062
       720,000         CCC+      Sirius Satellite Radio Inc., Sr. Secured Notes,
                                   14.500% due 5/15/09 .............................         525,600
       685,000         B2*       Young Broadcasting Corp., Sr. Sub. Notes,
                                   11.750% due 11/15/04 ............................         709,831
----------------------------------------------------------------------------------------------------
                                                                                           5,881,902
----------------------------------------------------------------------------------------------------


8                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Building Products--0.5%
       990,000         B         Amatek Industries Property Ltd.,
                                   Sr. Sub. Notes, 12.000% due 2/15/08 .............    $    806,850
     1,190,000         B-        Atrium Cos. Inc., Sr. Sub. Notes,
                                   10.500% due 5/1/09 ..............................       1,023,400
----------------------------------------------------------------------------------------------------
                                                                                           1,830,250
----------------------------------------------------------------------------------------------------
Cable/Satellite Television--12.9%
     1,515,000         B+        Adelphia Communications Corp., Sr. Notes,
                                   8.375% due 2/1/08 ...............................       1,433,569
       535,000         CCC+      Cable Satisfaction International Inc.,
                                   Sr. Notes, 12.750% due 3/1/10 ...................         366,475
                                 Century Communications Corp.:
     6,115,000         B+          Sr. Discount Notes, zero coupon
                                     due 1/15/08 ...................................       2,874,050
                                   Sr. Notes:
       410,000         B+            9.750% due 2/15/02 ............................         414,100
     1,790,000         B+            8.750% due 10/1/07 ............................       1,693,787
                                 Charter Communications Holdings, LLC:
                                   Sr. Discount Notes:
     5,085,000         B+            Step bond to yield 11.713% due 1/15/10 ........       3,394,237
     5,515,000         B+            Step bond to yield 12.669% due 1/15/11 (b) ....       3,412,406
                                   Sr. Notes:
       990,000         B+            8.625% due 4/1/09 .............................         962,775
     1,025,000         B+            11.125% due 1/15/11 (b) .......................       1,094,188
     2,105,000         BB-       CSC Holdings Inc., Sr. Sub. Notes,
                                   10.500% due 5/15/16 .............................       2,368,125
     1,125,000(GBP)    B         Diamond Holdings PLC, Sr. Notes,
                                   10.000% due 2/1/08 ..............................       1,390,556
     2,620,000         B         Echostar Broadband Corp., Sr. Notes,
                                   10.375% due 10/1/07 (b) .........................       2,692,050
       850,000         B+        Echostar DBS Corp., Sr. Notes,
                                   9.375% due 2/1/09 ...............................         862,750
     1,125,000         B-        Insight Communications Co. Inc.,
                                   Sr. Discount Notes, step bond to yield
                                   12.251% due 2/15/11 (b) .........................        627,187
     1,550,000         B+        Insight Midwest, Sr. Notes,
                                   10.500% due 11/1/10 (b) .........................       1,666,250
                                 NTL Communications Corp., Sr. Notes:
       500,000(EUR)    B           12.375% due 2/8/08 (b) ..........................         450,603


                       See Notes to Financial Statements.                      9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Cable/Satellite Television--12.9% (continued)
     1,225,000(GBP)    B           Step bond to yield 13.953% due 4/15/09 ..........    $    868,959
                                 NTL Inc., Sr. Notes:
     4,205,000         B           11.500% due 10/1/08 .............................       4,131,412
     1,110,000         B           Step bond to yield 14.949% due 2/1/06 ...........       1,098,900
     4,465,000         Ba2*      Rogers Cablesystems Ltd., Sr. Sub. Notes,
                                   11.000% due 12/1/15 .............................       5,023,125
     1,535,000(GBP)    B+        Telewest Communications PLC,
                                   Sr. Discount Notes, step bond to yield
                                   9.875% due 4/15/09 ..............................       1,322,817
     9,855,000         B-        United International Holdings Inc.,
                                   Sr. Discount Notes, step bond to yield
                                   11.518% due 2/15/08 .............................       5,223,150
    11,415,000         B         United Pan-Europe Communications N.V.,
                                   Sr. Discount Notes, step bond to yield
                                    12.500% due 8/1/09 .............................       4,794,300
----------------------------------------------------------------------------------------------------
                                                                                          48,165,771
----------------------------------------------------------------------------------------------------
Casinos/Gaming--3.3%
     2,845,000         B         Hollywood Casino Corp., Sr. Secured Notes,
                                   11.250% due 5/1/07 ..............................       3,015,700
       720,000         B         Hollywood Park Inc., Sr. Sub. Notes,
                                   9.250% due 2/15/07 ..............................         709,200
       405,000         B+        Horseshoe Gaming Holding, Sr. Sub. Notes,
                                   8.625% due 5/15/09 ..............................         403,988
     1,445,000         BB-       Mandalay Resort Group, Sr. Sub. Notes,
                                   7.625% due 7/15/13 ..............................       1,195,737
     1,155,000         B+        Station Casinos Inc., Sr. Sub. Notes,
                                   9.875% due 7/1/10 ...............................       1,215,637
                                 Sun International Hotels Ltd.,
                                   Sr. Sub. Notes:
     1,675,000         B+            9.000% due 3/15/07 ............................       1,599,625
     1,745,000         B+            8.625% due 12/15/07 ...........................       1,653,387
     2,410,000         B-        Venetian Casino Resort LLC, Secured Notes,
                                   12.250% due 11/15/04 ............................       2,551,588
----------------------------------------------------------------------------------------------------
                                                                                          12,344,862
----------------------------------------------------------------------------------------------------
Chemicals - Major Diversified--1.1%
                                 Huntsman Corp.:
    10,525,000         B+          Sr. Discount Notes, zero coupon
                                     due 12/31/09 ..................................       3,631,125


10                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Chemicals - Major Diversified--1.1% (continued)
       440,000         B+          Sr. Sub. Notes, 10.125% due 7/1/09 ..............    $    457,600
----------------------------------------------------------------------------------------------------
                                                                                           4,088,725
----------------------------------------------------------------------------------------------------
Chemicals - Specialty--0.5%
       920,000         B         Avecia Group PLC, Sr. Notes,
                                   11.000% due 7/1/09 ..............................         970,600
                                 ISP Holdings Inc., Sr. Notes:
       135,000         BB-         9.750% due 2/15/02 ..............................         125,550
       925,000         BB-         9.000% due 10/15/03 .............................         818,625
----------------------------------------------------------------------------------------------------
                                                                                           1,914,775
----------------------------------------------------------------------------------------------------
Computer Processing Hardware-- 0.3%
     1,275,000         B+        Seagate Technology International, Sr. Sub.
                                   Notes, 12.500% due 11/15/07 (b) .................       1,300,500
----------------------------------------------------------------------------------------------------
Construction Materials--0.7%
                                 Nortek Inc.:
     1,630,000         B+          Sr. Notes, 9.125% due 9/1/07 ....................       1,591,288
       965,000         B-          Sr. Sub. Notes, 9.875% due 3/1/04 ...............         972,237
----------------------------------------------------------------------------------------------------
                                                                                           2,563,525
----------------------------------------------------------------------------------------------------
Consumer Specialties--0.4%
       740,000         BBB+      American Greetings, Sr. Notes,
                                   6.100% due 8/1/28 ...............................         529,100
       910,000         B         Jostens Inc., Sr. Sub. Notes,
                                   12.750% due 5/1/10 ..............................         939,575
----------------------------------------------------------------------------------------------------
                                                                                           1,468,675
----------------------------------------------------------------------------------------------------
Containers/Packaging--2.4%
       840,000         BB        Crown Cork & Seal, Sr. Notes,
                                   7.125% due 9/1/02 ...............................         693,000
     1,020,000         BB        Owens Illinois, Sr. Notes,
                                   7.150% due 5/15/05 ..............................         851,700
     1,035,000         B-        SF Holdings Group Inc., Sr. Discount
                                   Notes, step bond to yield
                                   18.085% due 3/15/08 .............................         439,875
     3,565,000         B         Stone Container Corp., Sr. Notes,
                                   11.500% due 8/15/06 (b) .........................       3,743,250
     1,900,000         B-        Sweetheart Cup Co., Sr. Sub. Notes,
                                   10.500% due 9/1/03 ..............................       1,757,500


                       See Notes to Financial Statements.                     11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Containers/Packaging--2.4% (continued)
     1,560,000         B-        Tekni-Plex Inc., Sr. Sub. Notes,
                                   12.750% due 6/15/10 .............................    $  1,427,400
----------------------------------------------------------------------------------------------------
                                                                                           8,912,725
----------------------------------------------------------------------------------------------------
Contract Drilling--3.0%
                                 Parker Drilling Co., Sr. Notes:
       235,000         B-          5.500% due 8/1/04 ...............................         205,625
     2,290,000         B+          9.750% due 11/15/06 .............................       2,370,150
     2,795,000         BB        Pride International Inc., Sr. Notes,
                                   10.000% due 6/1/09 ..............................       2,997,637
                                 RBF Finance Corp.:
     2,545,000         A-          Sr. Notes, 12.250% due 3/15/06 ..................       3,219,425
     1,840,000         A-          Sr. Secured Notes, 11.375% due 3/15/09 ..........       2,217,200
----------------------------------------------------------------------------------------------------
                                                                                          11,010,037
----------------------------------------------------------------------------------------------------
Cosmetics & Toiletries--0.1%
       360,000         B+        Elizabeth Arden Inc., Sr. Notes,
                                   11.750% due 2/1/11 (b) ..........................         383,400
----------------------------------------------------------------------------------------------------
Discount Stores--0.7%
                                 Kmart Corp., Sr. Notes:
     1,710,000         Baa3*       12.500% due 3/1/05 ..............................       1,827,562
     1,000,000         Baa3*       8.540% due 1/2/15 ...............................         864,830
----------------------------------------------------------------------------------------------------
                                                                                           2,692,392
----------------------------------------------------------------------------------------------------
Electric Utilities--1.4%
     1,060,000         BB        CMS Energy Corp., Sr. Notes,
                                   9.875% due 10/15/07 .............................       1,135,525
     2,815,000         Ba3*      Orion Power Holdings Inc., Sr. Notes,
                                   12.000% due 5/1/10 (b) ..........................       3,096,500
     1,020,000         BBB-      PSE&G Energy Holdings, Sr. Notes,
                                   8.625% due 2/15/08 (b) ..........................       1,023,825
----------------------------------------------------------------------------------------------------
                                                                                           5,255,850
----------------------------------------------------------------------------------------------------
Electronic Components--1.1%
     1,470,000         BB-       Celestica International Inc., Sr. Sub. Notes,
                                   10.500% due 12/31/06 ............................       1,569,225
     2,075,000         BB-       Flextronics International Ltd., Sr. Sub. Notes,
                                   9.875% due 7/1/10 ...............................       2,189,125


12                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Electronic Components--1.1% (continued)
       510,000         B         Viasystems Inc., Sr. Sub. Notes,
                                   9.750% due 6/1/07 ...............................    $    408,000
----------------------------------------------------------------------------------------------------
                                                                                           4,166,350
----------------------------------------------------------------------------------------------------
Electronic Production Equipment--0.7%
                                 Amkor Technologies Inc.:
       510,000         BB-         Sr. Notes, 9.250% due 2/15/08 (b) ...............         507,450
     1,935,000         B1*         Sr. Sub. Notes, 10.500% due 5/1/09 ..............       1,939,838
----------------------------------------------------------------------------------------------------
                                                                                           2,447,288
----------------------------------------------------------------------------------------------------
Electronics/Appliances--0.3%
     1,485,000         Ba3*      Polaroid Corp., Sr. Notes,
                                   11.500% due 2/15/06 .............................         942,975
----------------------------------------------------------------------------------------------------
Engineering & Construction--1.9%
       850,000         BB-       Integrated Electrical Services Inc.,
                                   Sr. Sub. Notes, 9.375% due 2/1/09 ...............         828,750
                                 Metromedia Fiber Network, Sr. Notes:
     3,265,000         B+          10.000% due 11/15/08 ............................       3,073,181
     1,995,000         B+          10.000% due 12/15/09 ............................       1,877,794
     1,295,000         B-        Orius Capital Corp., Sr. Sub. Notes,
                                   12.750% due 2/1/10 ..............................       1,146,075
----------------------------------------------------------------------------------------------------
                                                                                           6,925,800
----------------------------------------------------------------------------------------------------
Environmental Services--3.4%
                                 Allied Waste Industries, Inc., NA:
                                   Sr. Notes:
       248,322         BB            9.375% due 7/21/06 ............................         244,752
        78,400         BB            9.437% due 7/21/06 ............................          77,273
        98,000         BB            9.687% due 7/21/06 ............................          96,591
            66         BB            8.750% due 7/21/07 ............................              65
       137,200         BB            9.625% due 7/21/07 ............................         135,228
       372,400         BB            9.687% due 7/21/07 ............................         367,047
     8,620,000         B+          Sr. Sub. Notes, 10.000% due 8/1/09 ..............       8,857,050
     2,875,000         B+        URS Corp., Sr. Sub. Notes,
                                   12.250% due 5/1/09 ..............................       2,979,219
----------------------------------------------------------------------------------------------------
                                                                                          12,757,225
----------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Financial Conglomerates--0.4%
                                 Amresco Inc., Sr. Sub. Notes:
       785,000         Caa*        10.000% due 3/15/04 .............................    $    453,337
     1,990,000         Caa*        9.875% due 3/15/05 ..............................       1,149,225
----------------------------------------------------------------------------------------------------
                                                                                           1,602,562
----------------------------------------------------------------------------------------------------
Food Distributors--2.5%
                                 Aurora Foods Inc., Sr. Sub. Notes:
     2,905,000         CCC+        9.875% due 2/15/07 ..............................       2,229,588
       490,000         CCC+        8.750% due 7/1/08 ...............................         357,700
     1,750,000         B-        Carrols Corp., Sr. Sub. Notes,
                                   9.500% due 12/1/08 ..............................       1,487,500
                                 Fleming Cos. Inc., Sr. Notes:
       205,000         B           10.500% due 12/1/04 .............................         199,363
     2,405,000         B           10.625% due 7/31/07 .............................       2,284,750
     2,660,000         B         SC International Services Inc.,
                                   Sr. Sub. Notes, 9.250% due 9/1/07 ...............       2,673,300
----------------------------------------------------------------------------------------------------
                                                                                           9,232,201
----------------------------------------------------------------------------------------------------
Foods - Meat--0.2%
     1,125,000         A-        Tyson Foods Inc., Sr. Notes,
                                   7.000% due 1/15/28 ..............................         890,156
----------------------------------------------------------------------------------------------------
Foods - Specialty/Candy--0.3%
     1,560,000         B-        B&G Foods Inc., Sr. Sub. Notes,
                                   9.625% due 8/1/07 ...............................       1,150,500
----------------------------------------------------------------------------------------------------
Forest Products--0.4%
     1,735,000         CCC+      Ainsworth Lumber Co. Ltd., Sr. Notes,
                                   12.500% due 7/15/07 .............................       1,557,162
----------------------------------------------------------------------------------------------------
Home Building--1.4%
       685,000         Ba1*      DR Horton Inc., Sr. Notes,
                                   8.000% due 2/1/09 ...............................         676,438
     2,300,000         BB+       Lennar Corp., Sr. Notes, 9.950% due 5/1/10 ........       2,484,000
       700,000         BB        Ryland Group, Sr. Notes,
                                   9.750% due 9/1/10 ...............................         721,000
                                 Standard Pacific Corp., Sr. Notes:
       735,000         BB          8.500% due 4/1/09 ...............................         714,787
       530,000         BB          9.500% due 9/15/10 ..............................         543,250
----------------------------------------------------------------------------------------------------
                                                                                           5,139,475
----------------------------------------------------------------------------------------------------


14                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Home Furnishings--0.4%
     1,160,000         B         Falcon Products Inc., Sr. Sub. Notes,
                                   11.375% due 6/15/09 .............................    $  1,096,200
       520,000         Ba3*      Remington Product Co., Sr. Sub. Notes,
                                   11.000% due 5/15/06 .............................         473,850
----------------------------------------------------------------------------------------------------
                                                                                           1,570,050
----------------------------------------------------------------------------------------------------
Hospital/Nursing Management--0.7%
        24,500         Ba3*      Fresenius Medical Care Preferred
                                   Capital Trust, 9.000% due 12/1/06 ...............       2,468,375
----------------------------------------------------------------------------------------------------
Hotels/Resorts--2.4%
     1,355,000         Ba3*      Courtyard by Marriott, Sr. Secured Notes,
                                   10.750% due 2/1/08 ..............................       1,395,650
       375,000         B2*       Extended Stay America, Sr. Sub. Notes,
                                   9.150% due 3/15/08 ..............................         358,125
     2,185,000         BB        HMH Properties Inc., Sr. Notes,
                                   8.450% due 12/1/08 ..............................       2,201,387
                                 Intrawest Corp., Sr. Notes:
     2,085,000         B+          10.500% due 2/1/10 ..............................       2,189,250
     2,620,000         B+          10.500% due 2/1/10 (b) ..........................       2,733,053
----------------------------------------------------------------------------------------------------
                                                                                           8,877,465
----------------------------------------------------------------------------------------------------
Industrial Machinery--0.3%
     1,055,000         B         Flowserve Corp., Sr. Sub. Notes,
                                   12.250% due 8/15/10 .............................       1,123,575
----------------------------------------------------------------------------------------------------
Internet Software/Services--1.8%
       555,000         NR        Colo.com, 13.875% due 3/15/10 (b)(c) ..............         284,438
                                 Exodus Communications, Inc., Sr. Notes:
       350,000         B           10.750% due 12/15/09 (b) ........................         320,250
     5,600,000         B           11.625% due 7/15/10 .............................       5,362,000
     1,310,000         CCC+      Rhythms NetConnections Inc.,
                                   Sr. Discount Notes, step bond to
                                   yield 22.982% due 5/15/08 .......................        144,100
     1,690,000         CCC+      WAM!Net Inc., Sr. Discount Notes,
                                   step bond to yield 13.214% due 3/1/05 ...........         678,112
----------------------------------------------------------------------------------------------------
                                                                                           6,788,900
----------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Life/Health Insurance--0.6%
                                 Conseco Inc., Sr. Notes:
     1,320,000         BB-         8.750% due 2/9/04 ...............................    $  1,135,200
     1,485,000         BB-         9.000% due 10/15/06 .............................       1,243,687
----------------------------------------------------------------------------------------------------
                                                                                           2,378,887
----------------------------------------------------------------------------------------------------
Major Telecommunications--0.3%
                                 Adelphia Business Solutions:
       380,000         BB-         Sr. Notes, 12.250% due 9/1/04 ...................         374,300
     1,055,000         B           Sr. Sub. Notes, 12.000% due 11/1/07 .............         828,175
----------------------------------------------------------------------------------------------------
                                                                                           1,202,475
----------------------------------------------------------------------------------------------------
Marine Shipping--0.3%
     1,100,000         B-        Oglebay Norton Co., Sr. Sub. Notes,
                                   10.000% due 2/1/09 ..............................       1,023,000
----------------------------------------------------------------------------------------------------
Medical/Nursing Services--0.4%
     1,675,000         BBB-      HEALTHSOUTH Corp., Sr. Notes,
                                   6.875% due 6/15/05 ..............................       1,622,656
----------------------------------------------------------------------------------------------------
Medical - Specialties--0.5%
     1,515,000         B-        Total Renal Care Holdings, Sub. Notes,
                                   7.000% due 5/15/09 ..............................       1,297,219
       715,000         B-        Universal Hospital Services, Sr. Notes,
                                   10.250% due 3/1/08 ..............................         550,550
----------------------------------------------------------------------------------------------------
                                                                                           1,847,769
----------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services--1.2%
     2,900,000         B2*       Intertek Finance PLC, Sr. Sub. Notes,
                                   10.250% due 11/1/06 .............................       1,899,500
     3,250,000         B-        Outsourcing Solutions Inc., Sr. Sub. Notes,
                                   11.000% due 11/1/06 .............................       2,616,250
----------------------------------------------------------------------------------------------------
                                                                                           4,515,750
----------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing--1.1%
       210,000         B2*       Blount Inc., Sr. Notes, 7.000% due 6/15/05 ........         160,650
     1,425,000         A3*       Cooper Tire & Rubber Co., Sr. Notes,
                                   7.625% due 3/15/27 ..............................       1,164,938
     2,650,000         B         Park Ohio Holdings Corp., Sr. Sub. Notes,
                                   9.250% due 12/1/07 ..............................       1,868,250
       925,000         B         Polymer Group Inc., Unsecured Sr. Sub.
                                   Notes, 9.000% due 7/1/07 ........................         730,750
----------------------------------------------------------------------------------------------------
                                                                                           3,924,588
----------------------------------------------------------------------------------------------------


16                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Movies/Entertainmemt--1.0%
     4,695,000         B         Premier Parks Operations Inc.,
                                   Sr. Discount Notes, step bond to yield
                                   11.545% due 4/1/08 ..............................    $  3,673,838
----------------------------------------------------------------------------------------------------
Oil & Gas Pipelines--0.2%
       750,000         BB-       Leviathan Gas Pipeline Partners L.P.,
                                   Sr. Sub. Notes, 10.375% due 6/1/09 ..............         806,250
----------------------------------------------------------------------------------------------------
Oil & Gas Production--4.0%
                                 Belco Oil & Gas Corp., Sr. Sub. Notes:
       700,000         B1*         10.500% due 4/1/06 ..............................         703,500
     1,330,000         B1*         8.875% due 9/15/07 ..............................       1,326,675
     1,630,000         Caa*      Belden & Blake Corp., 9.875% due 6/15/07 ..........       1,344,750
     2,245,000         B+        Canadian Forest Oil Ltd., Sr. Sub. Notes,
                                   10.500% due 1/15/06 .............................       2,362,863
       750,000         B         Houston Exploration Corp., Sr. Sub. Notes,
                                   8.625% due 1/1/08 ...............................         727,500
       980,000         B         Magnum Hunter Resources, Sr. Notes,
                                   10.000% due 6/1/07 ..............................         955,500
     1,900,000         B+        Nuevo Energy Co., Sr. Sub. Notes,
                                   9.500% due 6/1/08 ...............................       1,895,250
                                 Plains Resources Inc., Sr. Sub. Notes:
       750,000         B2*         10.250% due 3/15/06 .............................         761,250
       720,000         B2*         10.250% due 3/15/06 (b) .........................         730,800
     1,030,000         CCC       Ram Energy Inc., Sr. Notes,
                                   11.500% due 2/15/08 .............................         817,562
     1,250,000         B-        Range Resources Corp., Sr. Sub. Notes,
                                   8.750% due 1/15/07 ..............................       1,218,750
     1,765,000         B         Stone Energy Corp., Sr. Sub. Notes,
                                   8.750% due 9/15/07 ..............................       1,791,475
       415,000         BB-       Vintage Petroleum, Inc., Sr. Sub. Notes,
                                   9.750% due 6/30/09 ..............................         450,275
----------------------------------------------------------------------------------------------------
                                                                                          15,086,150
----------------------------------------------------------------------------------------------------
Oil Refining/Marketing--0.2%
       515,000         BB-       Clark Refining & Marketing Inc.,
                                   Sr. Notes, 9.500% due 9/15/04 ...................         458,350
       490,000         B         Clark USA Inc., Sr. Notes,
                                   10.875% due 12/1/05 .............................         286,650
----------------------------------------------------------------------------------------------------
                                                                                             745,000
----------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Oilfield Services/Equipment--0.3%
       990,000         BB        Compagnie Generale de Geophysique,
                                   Sr. Notes, 10.625% due 11/15/07 (b) .............    $  1,039,500
----------------------------------------------------------------------------------------------------
Pharmaceuticals - Generic--0.8%
     3,040,000         BB        ICN Pharmaceuticals Inc., Sr. Notes,
                                   9.250% due 8/15/05 ..............................       3,131,200
----------------------------------------------------------------------------------------------------
Pharmaceuticals - Other--0.4%
     1,510,000         B+        King Pharmaceutical Inc., Sr. Sub. Notes,
                                   10.750% due 2/15/09 .............................       1,608,150
----------------------------------------------------------------------------------------------------
Publishing - Newspapers--0.2%
       580,000         B+        Garden State Newspapers, Sr. Sub. Notes,
                                   8.625% due 7/1/11 ...............................         559,700
----------------------------------------------------------------------------------------------------
Pulp & Paper--2.1%
     2,155,000         BBB       Repap New Brunswick, Sr. Secured Notes,
                                     10.625% due 4/15/05 ...........................       2,230,425
                                 Riverwood International Corp.:
     1,005,000         B-          Sr. Notes, 10.625% due 8/1/07 ...................       1,055,250
     3,405,000         CCC+        Sr. Sub. Notes, 10.875% due 4/1/08 ..............       3,396,487
       925,000         Ba3*      SD Warren Co., Sr. Notes,
                                   14.000% due 12/15/06 ............................       1,008,250
----------------------------------------------------------------------------------------------------
                                                                                           7,690,412
----------------------------------------------------------------------------------------------------
Real Estate Investment Trusts--0.1%
       510,000         BB        Felcor Suites LP, Sr. Notes,
                                   7.375% due 10/1/04 ..............................         488,962
----------------------------------------------------------------------------------------------------
Rental/Leasing Companies--0.4%
       690,000         BB-       Avis Rent A Car Inc., Sr. Sub. Notes,
                                   11.000% due 5/1/09 ..............................         772,800
                                 United Rentals Inc., Sr. Sub. Notes:
       420,000         BB-         8.800% due 8/15/08 ..............................         371,700
       250,000         BB-         9.250% due 1/15/09 ..............................         223,750
----------------------------------------------------------------------------------------------------
                                                                                           1,368,250
----------------------------------------------------------------------------------------------------
Savings Banks--1.0%
     3,200,000         B2*       Ocwen Capital Trust, Jr. Sub. Notes,
                                   10.875% due 8/1/27 ..............................       2,320,000


18                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Savings Banks--1.0% (continued)
     1,630,000         B+        Ocwen Financial Corp., Sr. Notes,
                                   11.875% due 10/1/03 .............................    $  1,442,550
----------------------------------------------------------------------------------------------------
                                                                                           3,762,550
----------------------------------------------------------------------------------------------------
Semiconductors--1.7%
     4,260,000         B         Fairchild Semiconductor Inc., Sr. Sub.
                                   Notes, 10.125% due 3/15/07 ......................       4,228,050
     2,260,000         B         SCG Holding & Semiconductor Co.,
                                   Sr. Notes, 12.000% due 8/1/09 ...................       2,022,700
----------------------------------------------------------------------------------------------------
                                                                                           6,250,750
----------------------------------------------------------------------------------------------------
Specialty Stores--0.1%
       335,000         B-        Advance Stores Co.,  Sr. Sub. Notes,
                                   10.250% due 4/15/08 .............................         306,525
----------------------------------------------------------------------------------------------------
Specialty Telecommunications--11.7%
     1,460,000         Ca*       Call-Net Enterprises, Inc., Sr. Notes,
                                   9.375% due 5/15/09 ..............................         532,900
       600,000(EUR)    A         Esat Telecom Group PLC, Sr. Notes,
                                   11.875% due 11/1/09 .............................         682,719
     1,485,000(EUR)    B         Flag Telecom Holding Ltd., Sr. Notes,
                                   11.625% due 3/30/10 .............................       1,290,496
     2,500,000         B-        Focal Communications Corp.,
                                   Sr. Discount Notes, step bond to yield
                                   13.370% due 2/15/08 .............................       1,462,500
     2,720,000         BB        Global Crossing Holdings Ltd., Sr. Notes,
                                   9.500% due 11/15/09 .............................       2,706,400
       940,000         B-        GT Group Telecom, Sr. Discount Notes,
                                   step bond to yield 16.468% due 2/1/10 ...........         413,600
                                 Hermes Europe Railtel, Sr. Notes:
     1,130,000         CCC+        11.500% due 8/15/07 .............................         468,950
     4,220,000         CCC+        10.375% due 1/15/09 .............................       1,751,300
                                 ITC Deltacom Inc., Sr. Notes:
       115,000         B+          11.000% due 6/1/07 ..............................         106,375
       695,000         B+          9.750% due 11/15/08 .............................         594,225
                                 Jazztel PLC, Sr. Notes:
     1,225,000(EUR)    CCC+        13.250% due 12/15/09 (b) ........................         867,412
       750,000(EUR)    CCC+        14.000% due 7/15/10 (b) .........................         544,862


                       See Notes to Financial Statements.                     19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Specialty Telecommunications--11.7% (continued)
                                 Level 3 Communications Inc.:
     7,795,000         B           Sr. Discount Notes, step bond to yield
                                      12.919% due 3/15/10 ..........................    $  4,092,375
                                   Sr. Notes:
       400,000         B              9.125% due 5/1/08 ............................         334,000
     4,125,000EUR      B              11.250% due 3/15/10 (b) ......................       3,565,746
     1,060,000         CCC+      Madison River Capital, Sr. Notes,
                                   13.250% due 3/1/10 ..............................         789,700
                                 McLeod USA Inc:
     1,630,000         B+          Sr. Discount Notes, step bond to yield
                                      11.223% due 3/1/07 ...........................       1,434,400
                                   Sr. Notes:
       515,000         B+             9.250% due 7/15/07 ...........................         490,538
     1,530,000         B+             11.375% due 1/1/09 ...........................       1,602,675
     1,510,000         B+             8.125% due 2/15/09 ...........................       1,359,000
     1,695,000         B-        MGC Communications, Inc., Sr. Notes,
                                   13.000% due 4/1/10 ..............................         872,925
     1,700,000CAD      B-        Microcell Telecommunications Inc.,
                                   Sr. Discount Notes, step bond to yield
                                   11.125% due 10/15/07 ............................         846,779
                                 NEXTLINK Communications Inc.:
     4,275,000         B           Sr. Discount Notes, step bond to yield
                                      12.153% due 6/1/09 ...........................       2,276,437
                                   Sr. Notes:
     3,260,000         B              12.500% due 4/15/06 ..........................       3,097,000
       355,000         B              9.625% due 10/1/07 ...........................         294,650
     1,885,000         B              Step bond to yield 14.257% due 12/1/09 .......         933,075
     2,880,000         B-        Tele1 Europe B.V., Sr. Notes,
                                   13.000% due 5/15/09 .............................       2,872,800
                                 Time Warner Telecom LLC, Sr. Notes:
     1,400,000         B2*         9.750% due 7/15/08 ..............................       1,431,500
       815,000         B2*         10.125% due 2/1/11 (b) ..........................         839,450
     1,135,000         B3*       USA Mobile Communication, Sr. Notes,
                                   9.500% due 2/1/04 ...............................         448,325


20                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Specialty Telecommunications--11.7% (continued)
                                 Versatel Telecom, Sr. Notes:
     2,650,000(EUR)    B-          4.000% due 3/30/05 (b) ..........................    $  1,635,794
     2,500,000         B-          13.250% due 5/15/08 .............................       2,012,500
     1,275,000         B+        Williams Communication Group Inc.,
                                   Sr. Notes, 11.875% due 8/1/10 ...................       1,188,937
----------------------------------------------------------------------------------------------------
                                                                                          43,840,345
----------------------------------------------------------------------------------------------------
Steel--0.2%
     1,130,000         B-        WHX Corp., Sr. Notes,
                                   10.500% due 4/15/05 .............................         683,650
----------------------------------------------------------------------------------------------------
Telecommunications - Equipment--0.7%
       555,000         B-        At Home Corp., 4.750% due 12/15/06 ................         332,306
     1,020,000         B         Flag Telecom Holdings Ltd.,
                                   11.625% due 3/30/10 .............................         948,600
       465,000         BBB-      Lucent Technologies Inc., Sr. Notes,
                                   7.250% due 7/15/06 ..............................         415,013
       525,000         A         Motorola Inc., Sr. Notes, 6.750% due 2/1/06 .......         500,719
     1,290,000         CCC+      World Access Inc., Sr. Notes,
                                   13.250% due 1/15/08 .............................         432,150
----------------------------------------------------------------------------------------------------
                                                                                           2,628,788
----------------------------------------------------------------------------------------------------
Textiles--0.7%
     3,130,000         BB-       WestPoint Stevens Inc., Sr. Notes,
                                   7.875% due 6/15/05 ..............................       2,644,850
----------------------------------------------------------------------------------------------------
Tobacco--0.2%
       840,000         BB        Standard Commercial Tobacco,
                                   8.875% due 8/1/05 ...............................         777,000
----------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery--0.2%
     1,035,000         B         Columbus McKinnon Corp., Sr. Sub. Notes,
                                   8.500% due 4/1/08 ...............................         905,625
----------------------------------------------------------------------------------------------------
Wholesale Distributors--0.3%
     1,045,000         B         Buhrman US Inc., Sr. Sub. Notes,
                                   12.250% due 11/1/09 .............................       1,112,925
----------------------------------------------------------------------------------------------------


21                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Wireless Telecommunications--12.1%
     2,130,000         CCC       AirGate PCS Inc., Sr. Sub. Discount Notes,
                                   step bond to yield 13.236% due 10/1/09 ..........    $  1,357,875
     4,165,000         CCC       Alamosa PCS Holdings, Sr. Discount Notes,
                                   step bond to yield 13.406% due 2/15/10 ..........       2,311,575
     1,020,000         B         American Tower Corp., Sr. Notes,
                                   9.375% due 2/1/09 ...............................       1,032,750
     1,470,000         B-        Centennial Cellular Operating Co.,
                                   Sr. Sub. Notes, 10.750% due 12/15/08 ............       1,488,375
     2,500,000(CAD)    BBB+      Clearnet Communications Inc.,
                                   Sr. Discount Notes,
                                   zero coupon due 5/15/08 .........................       1,388,163
                                 Crown Castle International Corp.:
       540,000         B           Sr. Discount Notes, step bond to yield
                                      10.533% due 5/15/11 ..........................         396,900
     2,725,000         B           Sr. Notes, 10.750% due 8/1/11 ...................       2,929,375
     1,600,000         B3*       Dobson/Sygnet Communications Corp.,
                                   Sr. Notes, 12.250% due 12/15/08 .................       1,712,000
       655,000         B         Dobson Communications Corp., Sr. Notes,
                                   10.875% due 7/1/10 ..............................         697,575
       895,000         CCC       Horizon PCS Inc., Sr. Discount Notes,
                                   step bond to yield
                                   14.473% due 10/1/10 (b) .........................         429,075
       720,000         CCC       Iwo Holdings Inc., Sr. Notes,
                                   14.000% due 1/15/11 (b) .........................         730,800
     1,340,000         B-        McCaw International Ltd.,
                                   Sr. Discount Notes, step bond to yield
                                   18.599% due 4/15/07 .............................         917,900
     4,785,000         B-        Millicom International Cellular S.A.,
                                   Sr. Discount Notes, step bond to yield
                                   14.635% due 6/1/06 ..............................       4,282,587
                                 Nextel Communications Inc.:
                                   Sr. Discount Notes:
     3,860,000         B1*            Step bond to yield
                                        11.011% due 9/15/07 ........................       3,194,150
     9,600,000         B1*            Step bond to yield
                                        10.941% due 2/15/08 ........................       7,272,000
     1,370,000         B1*         Sr. Notes, 9.375% due 11/15/09 ..................       1,287,800


22                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

   Face
   Amount++         Rating(a)                           Security                           Value
----------------------------------------------------------------------------------------------------
Wireless Telecommunications--12.1% (continued)
     3,170,000         B-        Spectrasite Holdings Inc.,
                                   Sr. Discount Notes, step bond to yield
                                   11.477% due 4/15/09 .............................    $  1,981,250
       545,000         B3*       TeleCorp PCS Inc., Sr. Sub. Notes,
                                   10.625% due 7/15/10 .............................         561,350
                                 Telesystems International Wireless Inc.,
                                   Sr. Discount Notes:
     4,575,000         CCC+          Step bond to yield
                                       12.208% due 6/30/07 .........................       2,041,594
     2,190,000         CCC+          Step bond to yield
                                       12.580% due 11/1/07 .........................         823,988
     1,030,000         B3*       Tritel PCS Inc., Sr. Sub. Notes,
                                   10.375% due 1/15/11 (b) .........................       1,048,025
     1,880,000         CCC+      US Unwired Inc., Sr. Discount Notes,
                                   step bond to yield 13.529% due 11/1/09 ..........       1,010,500
                                 Voicestream Wireless Corp.:
     1,485,000         B2*         Sr. Discount Notes, step bond to yield
                                     11.875% due 11/15/09 ..........................       1,143,450
                                   Sr. Notes:
     1,117,573         B2*           10.375% due 11/15/09 ..........................       1,251,682
       555,000         B2*           11.500% due 9/15/09 ...........................         646,575
     2,156,000         B+          Sr. Secured Notes, 9.640% due 2/25/09 ...........       2,139,830
     3,475,000         B-        Winstar Communications, Inc.,
                                   Sr. Discount Notes, step bond to yield
                                     16.726% due 4/15/10 ...........................       1,120,687
----------------------------------------------------------------------------------------------------
                                                                                          45,197,831
----------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE BONDS
                                 AND NOTES (Cost--$392,853,982) ....................     372,035,249
====================================================================================================
      Shares                                  Security                                     Value

----------------------------------------------------------------------------------------------------
PREFERRED STOCK--0.0%
----------------------------------------------------------------------------------------------------

Telecommunications--0.0%
            56                   Dobson Communications Corp.,
                                   13.000%, Payment-in-kind                                    5,446
         1,926                   Viasystems, Inc., Series B                                   34,675
----------------------------------------------------------------------------------------------------
                                 TOTAL PREFERRED STOCK
                                 (Cost--$30,966)                                              40,121
====================================================================================================


                       See Notes to Financial Statements.                     23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

      Shares                                  Security                                     Value
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
COMMON STOCK--0.0%
----------------------------------------------------------------------------------------------------

Food--0.0%
        38,785                   Aurora Foods Inc.                                      $    166,775
----------------------------------------------------------------------------------------------------
Telecommunications - Other--0.0%
        12,250                   Pagemart Nationwide Inc. (b)                                 24,500
           207                   SF Holdings Group, Class C Shares                                 6
----------------------------------------------------------------------------------------------------
                                                                                              24,506
----------------------------------------------------------------------------------------------------
                                 TOTAL COMMON STOCK
                                 (Cost-- $104,256)                                           191,281
====================================================================================================
    Warrants                                    Security                                  Value
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
WARRANTS (d)--0.0%
----------------------------------------------------------------------------------------------------

Broadcasting--0.0%
         5,425                   Australis Holdings, Expire 10/30/01                               0
         8,625                   UIH Australia Inc., Expire 5/15/06                            8,625
----------------------------------------------------------------------------------------------------
                                                                                               8,625
----------------------------------------------------------------------------------------------------
Cable Television-- 0.0%
           535                   Cable Satisfaction International Inc.,
                                   Expire 3/1/10                                               5,484
----------------------------------------------------------------------------------------------------
Commercial Printing/Forms--0.0%
         1,040                   Merrill Corp., Expire 5/1/09                                    104
----------------------------------------------------------------------------------------------------
Consumer - Specialties--0.0%
           910                   Jostens Inc., Expire 5/1/10                                  18,314
----------------------------------------------------------------------------------------------------
Internet Services--0.2%
         1,005                   Cybernet Internet Service International Inc.,
                                   Sr. Notes, Expire 7/1/09                                    3,769
         4,050                   Splitrock Services, Expire 7/15/08                          474,863
         8,700                     WAM!Net Inc., Expire 3/1/05 (b)                           101,137
----------------------------------------------------------------------------------------------------
                                                                                             579,769
----------------------------------------------------------------------------------------------------
Pulp & Paper--0.0%
         4,800                   SD Warren Co., Expire 12/15/06                                    0
----------------------------------------------------------------------------------------------------


24                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 2001 (continued)

    Warrants                                    Security                                  Value
----------------------------------------------------------------------------------------------------
Telecommunications--0.0%
           940                   GT Group Telecom Inc., Expire 2/1/10                     $   47,185
         4,125                   RSL Communications Ltd.,
                                    Expire 11/15/06 (b)                                        4,641
        24,840                   Weblink Wireless Inc., Expire 12/31/03                       24,840
----------------------------------------------------------------------------------------------------
                                                                                              76,666
----------------------------------------------------------------------------------------------------
Telephone Cellular--0.1%
         2,060                   AirGate PCS Inc., Expire 10/1/09                            193,125
         4,125                   Iridium World Communications Ltd.,
                                   Expire 7/15/05                                                 41
----------------------------------------------------------------------------------------------------
                                                                                             193,166
----------------------------------------------------------------------------------------------------
                                 TOTAL WARRANTS
                                 (Cost--$976,582)                                            882,128
====================================================================================================
                                 TOTAL INVESTMENTS--100%
                                 (Cost--$393,965,786**)                                 $373,148,779
====================================================================================================

++    Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except that those identified by an asterisk(*) which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)   Security is issued with attached warrants and bonds.
(d)   Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations used in this schedule:
      CAD -- Canadian Dollar
      EUR -- Euro
      GBP -- British Pound

      See page 27 for definitions of ratings.


                       See Notes to Financial Statements.                     25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF BONDS BY COMBINED RATINGS
--------------------------------------------------------------------------------

February 28, 2001 (unaudited)

--------------------------------------------------------------------------------
                                                                   % of
                                                              Total Corporate
     Moody's        and/or        Standard & Poor's           Bonds and Notes
 -----------------------------------------------------------------------------
        A                                 A                         2.3%
       Baa                               BBB                        3.7
       Ba                                BB                        21.0
        B                                 B                        63.7
       Caa                               CCC                        8.6
       Ca                                CC                         0.1
       NR                                NR                         0.6
                                                                  -----
                                                                  100.0%
                                                                  =====


26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND RATINGS (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "A" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B,  -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance,
CCC,       as predominantly speculative with respect to capacity to pay interest
CC, C and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B       -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa     -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca      -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


                                                                              27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

February 28, 2001

--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost--$393,965,786) .................   $ 373,148,779
   Cash .......................................................       1,835,132
   Interest and dividends receivable ..........................       8,209,399
   Receivable for open forward currency contracts (Note 5) ....          74,665
   Receivable for securities sold .............................       5,125,472
--------------------------------------------------------------------------------
   Total Assets ...............................................     388,393,447
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased ...........................       4,481,702
   Investments advisory fee payable ...........................         277,235
   Payable for open forward foreign currency contracts (Note 5)         113,454
   Administration fee payable .................................          58,901
   Dividends payable ..........................................           8,468
   Foreign currency, at value (Cost--$6,491) ..................              16
   Accrued expenses ...........................................         173,376
--------------------------------------------------------------------------------
   Total Liabilities ..........................................       5,113,152
--------------------------------------------------------------------------------
Total Net Assets ..............................................   $ 383,280,295
================================================================================
NET ASSETS:
   Par value of capital shares ................................   $      43,349
   Capital paid in excess of par value ........................     519,471,836
   Undistributed net investment income ........................         686,021
   Accumulated net realized loss from security transactions
     and foreign currencies ...................................    (116,069,601)
   Net unrealized depreciation of investments and
     foreign currencies .......................................     (20,851,310)
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $8.84 per share on 43,348,577
   shares of $0.001 par value outstanding;
   500,000,000 shares authorized) .............................   $ 383,280,295
================================================================================


28                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended February 28, 2001

--------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest ...................................................   $ 46,522,687
    Dividends ..................................................        250,193
--------------------------------------------------------------------------------
    Total Investment Income ....................................     46,772,880
--------------------------------------------------------------------------------
EXPENSES:
    Investment advisory fee (Note 2) ...........................      3,569,297
    Administration fee (Note 2) ................................        793,177
    Shareholder and system servicing fees ......................        130,899
    Shareholder communications .................................         90,301
    Audit and legal ............................................         57,000
    Registration fees ..........................................         41,011
    Directors' fees ............................................         34,890
    Custody ....................................................         30,001
    Other ......................................................         30,001
--------------------------------------------------------------------------------
    Total Expenses .............................................      4,776,577
--------------------------------------------------------------------------------
Net Investment Income ..........................................     41,996,303
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
    Realized Gain (Loss) From:
      Security transactions (excluding short-term securities) ..    (48,352,646)
      Foreign currency transactions ............................      2,060,375
--------------------------------------------------------------------------------
    Net Realized Loss ..........................................    (46,292,271)
--------------------------------------------------------------------------------
    Change in Net Unrealized Depreciation of
    Investments and Foreign Currencies:
      Beginning of year ........................................    (15,969,770)
      End of year ..............................................    (20,851,310)
--------------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation ....................     (4,881,540)
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies .................    (51,173,811)
--------------------------------------------------------------------------------
Decrease in Net Assets from Operations .........................   $ (9,177,508)
================================================================================


                       See Notes to Financial Statements.                     29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Year Ended February 28, 2001
and the Year Ended February 29, 2000

--------------------------------------------------------------------------------

                                                            2001             2000
                                                         -------------    -------------
OPERATIONS:
    Net investment income ............................   $  41,996,303    $  43,924,366
    Net realized loss ................................     (46,292,271)     (37,972,107)
    (Increase) decrease in net unrealized depreciation      (4,881,540)       4,694,224
---------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Operations       (9,177,508)      10,646,483
---------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
    Net investment income ............................     (42,023,337)     (43,409,984)
---------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders ..................     (42,023,337)     (43,409,984)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
    Net asset value of shares issued for
      reinvestment of dividends ......................       2,824,189               --
    Treasury stock acquired ..........................      (3,364,408)      (6,846,551)
---------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Fund Share Transactions ........................        (540,219)      (6,846,551)
---------------------------------------------------------------------------------------
Decrease in Net Assets ...............................     (51,741,064)     (39,610,052)

NET ASSETS:
    Beginning of year ................................     435,021,359      474,631,411
---------------------------------------------------------------------------------------
    End of year* .....................................   $ 383,280,295    $ 435,021,359
=======================================================================================
* Includes undistributed net investment income of: ...   $     686,021    $     229,710
=======================================================================================


30                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At February 28, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (k) certain prior year numbers have been restated to reflect current


                                                                              31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

year's presentation. Current net investment income, net realized gains, and net assets were not affected by this change.

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      3. Investments

      During the year ended February 28, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                           $247,249,926
--------------------------------------------------------------------------------
Sales                                                                241,683,918
================================================================================

      At February 28, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 17,041,795
Gross unrealized depreciation                                       (37,858,802)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(20,817,007)
================================================================================


32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

      5. Forward Foreign Currency Contracts

      At February 28, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                        Local        Market     Settlement   Unrealized
Foreign Currency                      Currency        Value        Date      Gain (Loss)
=========================================================================================
To Sell:
British Pound                         1,633,369    $2,352,170    6/22/01     $  59,009
Canadian Dollar                       3,215,750     2,100,966     6/8/01        10,034
Euro                                  4,373,443     4,025,739    6/15/01      (107,572)
Euro                                    152,625       140,491    6/15/01         3,702
Euro                                    252,500       232,425    6/15/01         1,920
-----------------------------------------------------------------------------------------
                                                                               (32,907)
-----------------------------------------------------------------------------------------
To Buy:
Euro                                    356,400       328,065    6/15/01        (5,882)
-----------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
  Foreign Currency Contracts                                                 $ (38,789)
=========================================================================================

      6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.


                                                                              33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At February 28, 2001, the Fund did not hold any futures contracts.

      7. Options Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At February 28, 2001, the Fund did not hold any purchased call or put option contracts.

      When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.

      When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.


34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the year ended February 28, 2001, the Fund did not enter into any written covered call or put option contracts.

      8. Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

      9. Capital Loss Carryforward

      At February 28, 2001, the Fund had, for Federal income tax purposes, approximately $95,382,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                    2003          2004          2005          2007          2008         2009
=================================================================================================
Carryforward
  Amounts        $9,404,000    $18,115,000    $239,000     $2,616,000    $27,185,000  $37,823,000
=================================================================================================

      10. Capital Shares

      Capital stock transactions were as follows:

                                       Year Ended                Year Ended
                                    February 28, 2001         February 29, 2000
                                   -------------------        -----------------
                                  Shares        Amount        Shares     Amount
================================================================================
Shares issued on reinvestment     325,973     $2,824,189          --         --
================================================================================

      On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the year ended February 28, 2001, the Fund repurchased (and retired) 409,500 shares for a total cost of $3,364,408.


                                                                              35
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share of capital stock outstanding throughout each year ended February 28, except where noted:

--------------------------------------------------------------------------------

                                   2001           2000(1)        1999          1998          1997
=====================================================================================================
Net asset value,
  Beginning of Year              $   10.02       $   10.73     $   11.87     $   11.59     $   11.36
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)            0.97            1.00          1.01          1.09          1.12
  Net realized and
    unrealized gain (loss)           (1.18)          (0.76)        (1.12)         0.28          0.21
-----------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                    (0.21)           0.24         (0.11)         1.37          1.33
-----------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                   0.01            0.03            --            --            --
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.98)          (0.98)        (1.03)        (1.09)        (1.08)
  Net realized gains                    --              --            --            --            --
  Capital                               --              --            --            --         (0.02)
-----------------------------------------------------------------------------------------------------
Total Distributions                  (0.98)          (0.98)        (1.03)        (1.09)        (1.10)
-----------------------------------------------------------------------------------------------------
Net asset value,
  End of Year                    $    8.84       $   10.02     $   10.73     $   11.87     $   11.59
-----------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(3)           24.22%         (13.40)%       (2.44)%       10.96%        15.37%
-----------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(3)        (1.06)%          3.89%        (0.72)%       12.43%        12.65%
-----------------------------------------------------------------------------------------------------
Net assets,
  End of Year (millions)         $     383       $     435     $     475     $     523     $     494
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(2)                         1.20%           1.15%         1.17%         1.18%         1.20%
  Net investment income              10.59            9.62          9.03          9.19          9.89
-----------------------------------------------------------------------------------------------------
Portfolio Turnover rate                 65%             80%           84%           94%           61%
-----------------------------------------------------------------------------------------------------
Market Value, End of Year        $   9.000       $   8.125     $  10.438     $  11.750     $  11.625
=====================================================================================================

(1)   For the year ended February 29, 2000.
(2) The Investment Adviser has waived a portion of its fees for the year ended February 29, 2000. If such fees were not waived, the per share decrease in net investment income and actual expense ratio would have been $0.00* and 1.18%, respectively.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.


36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of the Managed High Income Portfolio Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed High Income Portfolio Inc. as of February 28, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed High Income Portfolio Inc. as of February 28, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG LLP


New York, New York
April 6, 2001


                                                                              37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                           Net Increase
                                                                  Net Realized              (Decrease)
                                                                 and Unrealized            in Net Assets
                     Investment          Net Investment            Gain (Loss)                 From
                       Income                Income              on Investments             Operations
                  --------------------------------------------------------------------------------------------
Quarter                       Per                    Per                      Per                        Per
 Ended            Total      Share       Total      Share        Total       Share         Total        Share
==============================================================================================================
May 31,
  1999         $12,214,442   $0.28    $10,822,682   $0.25    $ (6,708,610)  $(0.15)    $  4,114,072    $ 0.09
August 31,
  1999          12,394,209    0.28     11,158,749    0.25     (16,122,251)   (0.36)      (4,963,502)    (0.11)
November 30,
  1999          12,460,713    0.28     11,152,594    0.25      (4,771,670)   (0.11)       6,380,924      0.14
February 29,
  2000          12,087,369    0.28     10,790,341    0.25      (5,675,352)   (0.13)       5,114,989      0.12
May 31,
  2000          11,812,492    0.27     10,559,669    0.25     (27,280,228)   (0.64)     (16,720,559)    (0.39)
August 31,
  2000          12,249,404    0.28     11,032,064    0.26       1,256,514     0.03       12,288,578      0.29
November 30,
  2000          11,267,865    0.26     10,130,666    0.24     (58,653,220)   (1.37)     (48,522,554)    (1.13)
February 28,
  2001          11,443,119    0.26     10,273,904    0.24      33,503,123     0.77       43,777,027      1.01
==============================================================================================================


38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL DATA (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                                      Dividend
                            NYSE           Net Asset    Dividend    Reinvestment
                        Closing Price        Value        Paid          Price
================================================================================
June 30, 1998              $11.625          $11.74       $0.086        $11.55
July 31, 1998               11.438           11.76        0.086         11.50
August 31, 1998              9.750           10.99        0.086         10.58
September 30, 1998          11.000           10.83        0.086         10.73
October 31, 1998            10.688           10.42        0.086         10.34
November 30, 1998           10.750           10.97        0.086         10.79
December 31, 1998           10.250           10.85        0.084         10.34
January 29, 1999            10.250           10.94        0.084         10.26
February 28, 1999           10.438           10.73        0.084         10.40
March 31, 1999              10.438           10.77        0.084         10.34
April 30, 1999              10.313           10.88        0.084         10.35
May 31, 1999                10.188           10.57        0.084         10.35
June 30, 1999               10.188           10.41        0.084         10.23
July 31, 1999                9.813           10.36        0.081          9.66
August 31, 1999              9.250           10.21        0.081          9.28
September 30, 1999           8.875           10.10        0.081          8.77
October 31, 1999             8.688           10.01        0.081          8.87
November 30, 1999            8.313           10.12        0.081          8.31
December 31, 1999            8.125           10.13        0.081          8.11
January 31, 2000             8.625           10.05        0.081          8.61
February 29, 2000            8.125           10.02        0.081          8.18
March 31, 2000               8.250            9.74        0.081          8.21
April 30, 2000               8.188            9.65        0.081          8.18
May 31, 2000                 8.375            9.40        0.081          8.49
June 30, 2000                8.625            9.54        0.081          8.70
July 31, 2000                8.813            9.47        0.081          8.90
August 31, 2000              8.938            9.44        0.081          8.95
September 29, 2000           8.688            9.13        0.081          8.61
October 31, 2000             8.000            8.69        0.081          8.07
November 30, 2000            7.500            8.07        0.081          7.62
December 29, 2000            8.437            8.33        0.082          8.32
January 31, 2001             9.350            8.86        0.082          8.82
February 28, 2001            9.000            8.84        0.082          8.85
================================================================================


                                                                              39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL SHAREHOLDER INFORMATION (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      On June 15, 2000, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

      1. To approve or disapprove for the Fund the election of Paolo M. Cucchi and Robert A. Frankel as directors for a three-year period; and

      2. Ratification of the selection of KPMG LLP as the independent auditors of the Fund for the current fiscal year.

The results of the vote on Proposal 1 were as follows

                                          % of           Votes          % of
Directors               Votes For     Shares Voted      Against     Shares Voted
================================================================================
Paolo M. Cucchi      41,053,717.804       98.93%     444,887.299       1.07%
Robert A. Frankel    41,042,043.129       98.90      456,561.974       1.10
================================================================================

      The results of the vote on Proposal 2 were as follows:

                     % of          Votes         % of           Votes          % of
Votes For        Shares Voted     Against    Shares Voted     Abstained    Shares Voted
=======================================================================================
41,067,322.660      98.96%      153,772.000      0.37%       277,510.443       0.67%
=======================================================================================

The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Paul R. Hardin, George M. Pavia and Heath B. McLendon.


40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent


                                                                              41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. PFPC will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                              ---------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended February 28, 2001:

      o     A corporate dividends received deduction of 0.63%.

--------------------------------------------------------------------------------

                      (This page intentionally left blank.)

--------------------------------------------------------------------------------

                                                       Managed
                                                       HIGH INCOME
                                                            PORTFOLIO INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Directors

Paolo M. Cucchi
Robert A. Frankel
Paul R. Hardin
Heath B. McLendon, Chairman
George M. Pavia

James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser and
Administrator

SSB Citi Fund Management LLC
125 Broad Street
New York, New York 10004

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PFPC Trust Company
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0882 4/01

--------------------------------------------------------------------------------